SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Company's management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they were made.

Financial statements in U.S. dollars
b.	Financial statements in U.S. dollars:

The Company's revenues are generated in various currencies mainly in U.S. dollars (USD), Australian dollars (AUD) and Canadian dollars (CAD). In addition, most of the Company's costs are incurred in USD, NIS and EUR.

The Company’s management believes that the USD is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the USD.

The functional currency of the Company's foreign subsidiaries is the local currency in which the relevant subsidiary operates.

Accordingly, monetary accounts maintained in currencies other than the USD are re-measured into dollars in accordance with Accounting Standards Codification, "Foreign Currency Matters" (“ASC 830”). All transaction gains and losses resulting from the re-measurement of monetary balance sheet items denominated in non-USD currencies are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of the Company’s subsidiaries of which the functional currency is not the USD have been translated into the USD. All amounts on the balance sheets have been translated into the USD using the exchange rates in effect on the relevant balance sheet dates. All amounts in the statements of income have been translated into the USD using the monthly average exchange rate in accordance with ASC 830. The resulting translation adjustments are reported as a component of accumulated other comprehensive income (loss), net in shareholders' equity.

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its wholly and majority-owned subsidiaries (see also Note 1). Inter-company transactions and balances, including profit from inter-company sales not yet realized outside of the Company, have been eliminated upon consolidation.

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the date acquired.
Short-term bank deposits
e.	Short-term bank deposits:

Short-term bank deposits are deposits with original maturities of more than three months but less than one year. Short-term bank deposits are presented at their cost, which approximates their fair value.

Derivatives
f.	Derivatives:

ASC 815, “Derivative and Hedging” ("ASC 815"), requires companies to recognize all of their derivative instruments as either assets or liabilities in the statement of financial position at fair value.

For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation.

Derivative instruments designated as hedging instruments:
For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), changes in the fair value of the derivative instruments are recorded as a component of accumulated other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged transaction affects earnings.

To hedge against the risk of overall changes in cash flows resulting from foreign currency salary and other recurring payments during the periods, the Company has instituted a foreign currency cash flow hedging program.

These forward contracts are designated as cash flow hedges, as defined by ASC 815, and are all effective, as their critical terms match the underlying transactions being hedged.

As of December 31, 2025 and 2024, the notional amount of these forward contracts into which the Company entered was $0 and $2,525, respectively, and the unrealized income recorded in accumulated other comprehensive income, net, from the Company's currency forward NIS transactions was $110 and $429, respectively.

The following tables present fair value amounts of, and gains and losses recorded in relation to, the Company's derivative instruments and related hedged items:

	Balance sheet	Fair value of derivative instruments
		Year ended December 31,
		2025	2024
Derivative assets:

Derivatives designated as hedging instruments:
Foreign exchange option and forward contracts	Other accounts receivable and prepaid expenses	-	110

Total		-	110

	Gain (loss) recognized in other comprehensive income, net		Gain (loss) recognized in statements of income
	Year ended December 31,		Statements of income	Year ended December 31,
	2025	2024	Item	2025	2024
Derivatives designated as hedging instruments:

Foreign exchange forward contract	(110)	(429)	Cost of revenues and Operating expenses	4,193	500

Derivatives not designated as hedging instruments:
Foreign exchange forward and options contracts	-	-	Financial expenses, net	267	6

Total	(110)	(429)		4,460	506

For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current earnings during the period of change.

Inventories
h.	Inventories:

Inventories are stated at the lower of cost and net realizable value. The Company periodically evaluates the quantities on hand relative to historical and projected sales volumes, aging, current and historical selling prices and contractual obligations to maintain certain levels of raw material quantities. Based on these evaluations, inventory provision is provided to cover risks arising from slow-moving items, discontinued products, excess inventories, net realizable value lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw Materials - cost is determined on a standard cost basis which approximates actual costs on a weighted average basis.

Work-in progress and manufactured finished products - are based on standard cost (which approximates actual cost on a weighted average basis) which includes raw materials cost, labor and manufacturing overhead. Acquired finished goods are based on  weighted average.

Finished goods are stated at the lower of cost and net realizable value.

Inventory write-offs of $1,966, $3,290 and $4,148, were recorded for the years ended December 31, 2025, 2024 and 2023, respectively.

Property, plant and equipment, net
i.	Property, plant and equipment, net:

1.	Property, plant and equipment are stated at cost, net of accumulated depreciation and investment grants.

2.
Costs recorded prior to a production line completion are reflected as construction in progress, which are recorded building and machinery assets at the date of purchase. Construction in progress includes direct expenditures for the construction of the production line and is stated at cost. Capitalized costs include costs incurred under the construction contract: advisory, consulting and direct internal costs (including labor) and operating costs incurred during the construction and installation phase.

3.	Depreciation is calculated using the straight-line method over the estimated useful life of the assets at the following annual rates:

%

Machinery and manufacturing equipment	4 - 33 (mainly 10)
Office equipment and furniture	7 - 33 (mainly 7)
Motor vehicles	10 - 30 (mainly 20)
Buildings	4 - 5
Leasehold improvements	Over the shorter of the term of the lease or the life of the asset

Leases
j.	Leases:

The Company determines if an arrangement is a lease at inception and recognize in accordance with ASC 842 “Leases”. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities and operating lease liabilities in the Company’s consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term.

The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate, because the interest rate implicit in the Company’s leases is not readily determinable. The Company’s incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, and in economic environments where the leased asset is located. The operating lease ROU asset also includes any lease payments made and excludes lease incentives, if any. Lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term. If an operating lease asset is impaired, the remaining operating lease asset will be amortized on a straight-line basis over the remaining lease term. See also Note 9.

Impairment of long-lived assets and Assets Held-for-Sale
k.	Impairment of long-lived assets and Assets Held-for-Sale:

Impairment of long-lived assets

The Company's long-lived assets (assets group) to be held or used, including right of use assets, tangible and finite-lived intangible assets (other than goodwill), are reviewed for impairment in accordance with ASC 360 "Property, Plant and Equipment" ("ASC 360") whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

The Company's evaluation of recoverability is performed at the lowest level of assets group to which identifiable cash flows are largely independent of the cash flows of other asset groups. Recoverability of the asset group is measured by a comparison of the aggregate undiscounted future cash flows the asset group is expected to generate to the carrying amounts of the asset group. If such evaluation indicates that the carrying amount of the asset group is not recoverable, an impairment loss is calculated based on the excess of the carrying amount of the asset group over its fair value.

The Company identifies indicators for impairment, among others, slowdown in demand due to global and local market conditions, integration challenges of acquired businesses, and the manufacturing facilities closure in Sdot Yam, Richmond Hill and Bar-Lev.

Following the approval of the closure of its Sdot Yam manufacturing facility in Israel and its Richmond Hill manufacturing facility in the United States during 2023, the Company recorded an impairment loss related to Richmond Hill manufacturing facility for the excess of the carrying amount over its fair value, in the amount of $27,486. The Company also recorded additional impairment loss related to Sdot Yam manufacturing facility in the amount of $986. In addition, the Company evaluated its right-of-use asset associated with its non‑cancelable lease agreement in Sdot Yam, which is effective through 2032. The Company recorded an impairment of $16,575 for its leased facility.

During 2024, the Company recorded an impairment loss of $3,236 related to its intangible assets.

Following the approval of the closure of its Bar‑Lev manufacturing facility in Israel during 2025, the Company evaluated its right-of-use asset associated with its non‑cancelable lease agreement in Bar‑Lev, which is effective through 2032. As a result of this evaluation, the Company recorded an impairment of $6,859 for this leased facility.

In addition to performing recoverability assessment, the Company routinely reviews the remaining estimated useful lives of property and equipment and finite-lived intangible assets. If the Company revises the estimated useful life assumption for any asset, the remaining unamortized balance is adjusted prospectively and amortized or depreciated over the revised remaining useful life.

Assets Held-for-Sale:

The Company classifies assets as held-for-sale in the period when all of the following conditions are met: (i) management, having the authority to approve the action, commits to a plan to sell the assets; (ii) the assets are available for immediate sale in their present condition subject only to terms that are usual and customary for sales of such assets; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the assets have been initiated; (iv) the sale of the assets is probable, and transfer of the assets is expected to qualify for recognition as a completed sale within one year, except if events or circumstances beyond the Company's control extend the period of time required to sell the assets beyond one year; (v) the assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value; and (vi) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

The Company evaluates the probability of sale within one year, considering current market conditions and the status of active marketing efforts. If disposal does not occur within 12 months, the Company reassesses whether delays are caused by factors outside its control.

The assets that are classified as held-for-sale are initially measured at the lower of their carrying value or fair value, less any costs to sell. The determination of the fair value less costs to sell may require management to make judgments on significant estimates and assumptions including, but not limited to, indicative sales values, current market conditions and available data for transactions for similar assets. Any impairment loss resulting from this measurement is recorded in Impairment of long-lived assets, restructuring and other, net on the Consolidated Statements of Operations and the assets held-for-sale are recorded as a separate line within the Consolidated Balance Sheets. Upon being classified as held for sale we cease depreciation. The fair values of assets less any costs to sell are assessed each reporting period for which they remain classified as held-for-sale, and any subsequent change is reported as an adjustment to the carrying value of the assets, as long as the new carrying value does not exceed the carrying value of the asset at the time it was initially classified as held-for-sale.

During 2024, following the Company's decision to sale its Richmond Hill manufacturing facility it was determined that the Richmond Hill manufacturing facility met all criteria to be classified as assets held-for-sale. The impairment charges were measured as the difference between the carrying value of this long‑lived asset and its estimated fair value, less estimated costs to sell. The Company recorded an impairment loss of $3,800 related to the excess of the carrying amount over the fair value of the held‑for‑sale asset. During 2024, the Company also sold a portion of the land associated with the Richmond Hill facility, together with certain production equipment, resulting in a capital gain of $7.4 million.

During 2025, following the Company's decision to cease manufacturing activities in its Bar-Lev manufacturing facility, it was determined that it met all criteria to be classified as assets held-for-sale. The Company recorded an impairment loss for the excess of the book value over its fair value related to held-for-sale asset, in the amount of $32,651.

During 2025, the Company recorded additional impairment loss related to Richmond Hill held-for-sale asset in the amount of $6,146.

Warranty
l.	Warranty:

The Company generally provides a standard (i.e. assurance type) warranty for its products, for various periods, depending on the type of product and the country in which the Company does business. The Company records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company's warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.

The following table provides the details of the change in the Company's warranty accrual:

	2025	2024

January 1,	$1,726	$2,358

Charged to costs and expenses relating to new sales	3,189	368
Costs of product warranty claims	(2,996)	(844)
Foreign currency translation adjustments	20	(156)

December 31,	$1,939	$1,726

Revenue recognition
m.	Revenue recognition:

Revenues are recognized in accordance with ASC 606, revenue from contracts with customers when control of the promised goods or services is transferred to the customers, in an amount that the Company expects in exchange for those goods or services.

The Company applies the following five steps in accordance to ASC 606: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied.

1.
Identify the contract with a customer:

A contract is an agreement between two or more parties that creates enforceable rights and obligations. In evaluating the contract, the Company analyzes the customer’s intent and ability to pay the amount of promised consideration and considers the probability of collecting substantially all of the consideration. The Company determines whether collectability is probable on a customer-by-customer basis pursuant to various criteria including Company’s historical experience, credit insurance and other inputs.

2.
Identify the performance obligations in the contract:

At a contract’s inception, the Company assesses the goods or services promised in a contract with a customer and identifies the performance obligations. The main performance obligation is a delivery of the Company’s products. For certain revenue transactions with specific customers, the Company is responsible also for the fabrication and installation of its products.

3.
Determine the transaction price:

The Company’s products that are sold through agreements with distributors are non-exchangeable, non-refundable, non-returnable and without any rights of price protection or stock rotation. Accordingly, the Company considers all the distributors to be end-consumers.

Although, in general, the Company does not grant rights of return, there are certain instances where such rights are granted. The Company maintains a provision for returns in accordance with ASC 606, which is estimated, based primarily on historical experience as well as management judgment, and is recorded through a reduction of revenue. The Company also adjusts the amounts of revenue for expected cash discounts and sales allowances.

Sales and other taxes collected from customers on behalf of governmental authorities are accounted for on a net basis and are not included in revenues.

The Company has elected to apply the practical expedient such that it does not evaluate payment terms of one year or less for the existence of a significant financing component.

4.
Allocate the transaction price to the performance obligations in the contract:

The majority of the Company’s revenues are sales of goods, therefore there is one main performance obligation that absorbs the transaction price.

5.
Recognize revenue when a performance obligation is satisfied:

Revenue is recognized when or as performance obligations are satisfied by transferring control of a promised good or service to a customer. Control transfers at a point in time, which affects when revenue is recorded. The majority of Company’s revenues deriving from sales of products which are recognized when control is transferred based on the agreed International Commercial terms, or “INCOTERMS”. For certain revenue transactions with specific customers, the Company is responsible also for the fabrication and installation of its products. The Company recognizes such revenues upon receipt of acceptance evidence from the end consumer which occurs upon completion of the installation.

The Company elected the short-term contract practical expedient for the remaining performance obligations, as the Company's contracts have an original expected duration of less than one year.

Research and development costs
n.	Research and development costs: Research and development costs are charged to the statement of operations as incurred.

Income taxes
o.
Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, "Income Taxes" (“ASC 740”). This statement prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company accounts for its uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company classifies interest and penalties on income taxes as taxes on income, if relevant.

Advertising expenses
p.	Advertising expenses:
Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2025, 2024 and 2023 were $14,466, $14,516 and $15,726, respectively.
Concentrations of credit risk
q.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents, marketable securities and trade receivables. The Company's cash and cash equivalents are invested primarily in USD, mainly with major banks in Israel.

The Company's trade receivables are derived from sales to customers located mainly in the United States, Australia, Canada, Israel and Europe. The Company performs ongoing credit evaluations of its customers and to date has not experienced any substantial losses. In certain circumstances, the Company requires letters of credit or prepayments. An allowance for credit losses is provided with respect to specific receivables that the Company has determined to be doubtful of collection. For those receivables not specifically reviewed, provisions are recorded, based upon the age of the receivable, the collection history, current economic trends and management estimates of future economic conditions.

No customer represented 10% or more of the Company’s total accounts receivables, net as of December 31, 2025 and 2024.

The following table provides the details of the change in the Company's allowance for credit loss:

	2025	2024

January 1,	$9,104	$12,214

Charges to expenses	17	(1,944)
Write offs	(1,726)	(1,095)
Foreign currency translation adjustments	(68)	(71)

December 31,	$7,327	$9,104

Severance pay
r.	Severance pay:

The Company's liability for severance pay, with respect to its Israeli employees, is calculated pursuant to Israeli severance pay law and employee agreements based on the most recent salary of the employees. The Company's liability for all of its Israeli employees is provided for by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset on the Company's balance sheet.

The deposited funds include profits or losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli severance pay law or labor agreements.

Majority of the agreements with employees specifically state, in accordance with section 14 of the Severance Pay Law, 1963 ("Section 14"), that the Company's contributions for severance pay shall be instead of severance compensation and that upon release of the policy to the employee, no additional calculations shall be conducted between the parties regarding the matter of severance pay and no additional payments shall be made by the Company to the employee.

Further, since the Company has signed agreements with its employees under Section 14, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as they are legally released from obligation to employees once the deposit amounts have been paid.

Severance pay expenses for the years ended December 31, 2025, 2024 and 2023 amounted to approximately $1,594, $1,647 and $2,102, respectively.

Fair value of financial instruments
s.	Fair value of financial instruments:

In accordance with ASC 820, the Company measures the below assets and liabilities at fair value using the various valuation techniques. The assets and liabilities are classified within Level 1 for using quoted market prices, Level 2 for alternative pricing sources and models utilizing market observable inputs, and Level 3 unobservable inputs which are supported by little or no market activity, also using third party appraisers.

The following table sets forth the Company’s assets and liabilities that were measured at fair value as of December 31, 2025 and 2024 by level within the fair value hierarchy:

	Fair Value	Fair value measurements as of December 31,
Description	Hierarchy	2025	2024

Measured at fair value on a recurring basis:

Assets:
Derivative assets	Level 2	$-	$110

Measured at fair value on a nonrecurring basis:

(a)
During the year ended December 31, 2023, the Company recorded an impairment loss of $27,486 related to the excess of the book value over the fair value of its Richmond Hill manufacturing facility, and an additional impairment loss of $986 related to the Sdot Yam manufacturing facility. The Company also recorded an impairment of $16,575 related to the right‑of‑use (ROU) assets associated with the Sdot Yam manufacturing facility.

The Company determined the fair value of Richmond Hill manufacturing facility using both the market approach by reference to recent comparable property transactions in the area and the income approach, which incorporated market‑based rental assumptions derived from comparable lease agreements in the region. The fair value of the property, plant and equipment was measured using the cost approach, based on replacement cost less depreciation and market‑related adjustments. These inputs are categorized as Level 3 within the fair value hierarchy.

The Company determined the fair value of the right‑of‑use asset associated with the Sdot Yam using a discounted cash‑flow technique that incorporated projected market‑rate lease payments, estimated using observable market information and comparable lease transactions from external data sources, and discounted at an appropriate rate. These fair value measurements also qualify as Level 3 measurements within the fair value hierarchy.

(b)
During the year ended December 31, 2024, it was determined that the Richmond Hill facility met all criteria to be classified as assets held for sale. The impairment charges were measured as the difference between the carrying value of these long‑lived assets and their estimated fair values, less estimated costs to sell. The Company recorded an impairment loss of $3,800 and of $6,146 related to the excess of the carrying amount over the fair value of the held‑for‑sale asset during the years ended December 31, 2024, and 2025, respectively. The fair value was determined using both the market approach by reference to recent comparable property transactions in the area and the income approach, which incorporated market‑based rental assumptions derived from comparable lease agreements in the region.

(c)
During the year ended December 31, 2025 the Company recorded impairment charges of $32,651 related to previous investments in manufacturing equipment at Bar Lev manufacturing facility, pursuant to held-for-sale accounting guidance. The impairment charges were determined as the difference between the carrying value of these long-lived assets and their estimated fair values, less estimated costs to sell such assets. The fair value of the property, plant and equipment was measured using the cost approach, based on replacement cost less depreciation and market‑related adjustments. These inputs are categorized as Level 3 within the fair value hierarchy.

In addition, during the year ended December 31, 2025, the Company recorded impairment charges of $6,859 related to the right‑of‑use assets associated with the Bar Lev manufacturing facility. The Company determined the fair value of the right‑of‑use asset associated with Bar Lev using a discounted cash‑flow technique that incorporated projected market‑rate lease payments, estimated using observable market information and comparable lease transactions from external data sources, and discounted at an appropriate rate. This fair value measurement also qualify as Level 3 measurement within the fair value hierarchy.

The carrying amounts of financial instruments not measured at fair value, including cash and cash equivalents, trade receivables, other accounts receivables, trade payables, accrued expenses and other liabilities, short term loans and short-term bank credit, approximate their fair value due to the short-term maturities of such instruments.

Basic and diluted net income (loss) per share
t.	Basic and diluted net income (loss) per share:

Basic net income (loss) per share ("Basic EPS") is computed by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period.

Diluted net income (loss) per share ("Diluted EPS") gives effect to all dilutive potential ordinary shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. The dilutive effect of outstanding stock options is computed using the treasury stock method. For the years ended December 31, 2025, 2024 and 2023 there were approximately 3,421,138, 2,495,479, and 2,310,543 outstanding stock options, respectively, that were excluded from the computation of Diluted EPS, that would have had an anti-dilutive effect if included.

Accumulated other comprehensive income (loss)
u.	Accumulated other comprehensive income (loss):

The total accumulated other comprehensive income ("AOCI"), net of tax was comprised as follows:

	December 31,
	2025	2024

Accumulated income on derivative instruments	$-	$110
Accumulated foreign currency translation differences and other	(10,874)	(14,980)

Total accumulated other comprehensive loss, net	$(10,874)	$(14,870)

The following table summarizes the changes in AOCI, net of taxes for the year ended:

	Unrealized gains (losses) on derivative instruments	Accumulated foreign currency translation differences and other	Total

Balance at January 1, 2024	$539	$(8,941)	$(8,402)

Other comprehensive income (loss) before reclassifications	71	(6,039)	(5,968)
Amounts reclassified from AOCI	(500)	-	(500)

Net current period OCI	(429)	(6,039)	(6,468)

Balance at December 31, 2024	110	(14,980)	(14,870)

Other comprehensive income (loss) before reclassifications	4,083	4,106	8,189
Amounts reclassified from AOCI	(4,193)	-	(4,193)

Net current period OCI	(110)	4,106	3,996

Balance at December 31, 2025	$-	$(10,874)	$(10,874)

The following table shows the amounts reclassified from AOCI into the Consolidated Statements of Income, and the associated financial statement line item, for 2025 and 2024:

	December 31,
	2025	2024
Affected line item in the consolidated statements of income:

Cost of revenues	$2,664	$324
Research and development	267	20
Marketing and selling	615	81
General and administrative	647	75

Total Credit	$4,193	$500

Accounting for stock-based compensation
v.	Accounting for stock-based compensation:

Equity share based payment:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model.

The Company accounts for employees and directors’ share-based payment awards classified as equity awards using the grant-date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period on a straight-line basis. The Company’s accounting policy is to account for forfeitures as they occur.

The exercise price of each option is generally Company's stock price on the date of the grant. Options generally become exercisable over approximately three to four-year period, subject to the continued employment. All options expire after 7 years from the date of grant. In addition, commencing in 2015 the Company granted certain of its employees and officers with restricted stock units ("RSUs"), vesting over approximately a four-year period from the grant date. RSUs fair value is measured at the grant date based on the market value of Company's common stock. RSUs that are cancelled or forfeited become available for future grants.

In 2025 and 2024, the Company estimated the fair value of stock options granted using the Black-Scholes option pricing model with the following weighted average assumptions:

December 31,
	2025	2024

Dividend yield	0 - 3	0 - 3%
Expected volatility	44-59.0%	42-47.0%
Risk-free interest rate	3.7-4.3%	4-4.6%
Expected life (in years)	4-7	4-7

The Company used volatility data in accordance with ASC 718 and based on Company's historical data.

The computation of risk free interest rate is based on the rate available on the date of grant of a zero-coupon U.S. government bond with a remaining term equal to the expected term of the option.

The expected term of options granted is calculated using the simplified method (being the average between the vesting periods and the contractual life of the options). In case of grant to Company's CEO or directors, the expected term equals to the contractual life.

For the vast majority of the options granted in 2025 and 2024, the dividend yield is zero, due to adjustment mechanism with respect to the exercise price upon payment of a dividend. For those options granted without adjustment mechanism, the dividend yield applied is 3%.

Redeemable non-controlling interest
w.	Redeemable non-controlling interest:

In July 2024, the Company partially exercised its call option to acquire minority interests in Lioli and purchased 10,699,162 shares from certain minority shareholders for aggregate consideration of approximately $1.6 million. Following this transaction, the Company held approximately 80.7% of Lioli’s outstanding shares on a fully diluted basis.

In October 2025, the Company exercised its call option to acquire the remaining minority interests in Lioli and purchased an additional 14,475,338 shares for aggregate consideration of approximately $1.9 million. Upon completion of this transaction, the Company owns 100% of Lioli’s outstanding shares.

The redeemable non-controlling interest was measured at the higher of (i) the carrying amount attributable to the non-controlling interest, including its share of accumulated earnings, or (ii) the redemption value as of the relevant balance sheet date (see Note 1b).

The following table provides a reconciliation of the redeemable non-controlling interest:

	Year ended December 31,
	2025	2024	2023

Beginning of the year	$2,200	$7,789	$7,903

Net loss attributable to non-controlling interest	(292)	(144)	(584)
Adjustment to Put option value (*)	101	(3,782)	532
Payment for Put option (*)	(1,920)	(1,556)	-
Foreign currency translation adjustments	(89)	(107)	(62)

Redeemable non-controlling interest - end of the year	$-	$2,200	$7,789

(*) See also Note 1b.

Contingencies
x.	Contingencies:

The Company is involved in various product liability, commercial, government investigations, environmental claims and other legal proceedings that arise from time to time in the course of business. The Company records accruals for these types of contingencies to the extent that the Company concludes their occurrence is probable and that the related liabilities are estimable. When accruing these costs, the Company will recognize an accrual in the amount within a range of loss that is the best estimate within the range. When no amount within the range is a better estimate than any other amount, the Company accrues for the minimum amount within the range. The Company records anticipated recoveries under existing insurance contracts that are probable of occurring at the amount that is expected to be collected. Legal costs are expensed as incurred. For unasserted claims or assessments, the Company followed the accounting guidance in ASC 450 Contingencies, in which the Company must first determine that the probability that an assertion will be made is likely, then, a determination as to the likelihood of an unfavorable outcome and the ability to reasonably estimate the potential loss is made.

Business combination
y.	Business combination:

The Company accounts for business combinations by applying the provisions of ASC 805, Business Combination, and allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets.

Significant estimates in valuing certain intangible assets include, but are not limited to future expected cash flows from acquired customer relationship and acquired trademarks from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.  During the measurement period, which does not exceed one year from the acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding adjustment to goodwill. Upon the finalization of the measurement period, any subsequent adjustments are recorded to earnings.

Acquisition-related costs are recognized separately from the acquisition and are expensed as incurred. See also Note 1.

Exit or disposal activities
z.
Exit or disposal activities:

The Company accounts for exit and disposal cost obligations, including restructuring activities, under ASC 420-10 "Exit or Disposal Cost Obligations", which requires that the company record liabilities for such activities only when such liability has been incurred.

During 2023, The Company approved the closure of its Sdot Yam manufacturing facility in Israel and its Richmond Hill manufacturing facility in the US. This resulted in a reduction of workforce and impairment of certain long-lived assets.

During 2024, it was determined that the Richmond Hill facility met all criteria to be classified as assets held for sale, in addition, the Company sold a portion of the land associated with the Richmond Hill facility, together with certain production equipment.

During 2025, the Company approved the closure its Bar-Lev manufacturing facility in Israel. This resulted in a reduction of workforce, impairments of certain long-lived assets to be held and used and impairments of certain long-lived assets that met the held-for-sale criteria during the year ended December 31, 2025.

Total restructuring expenses for the year ended December 31, 2025, 2024 and 2023 related to the manufacturing facilities closures and the sale of a portion of the land and certain production equipment associated with the Richmond Hill facility, amounted to approximately $3.1 million expenses, net gain of $6.0 million and $2.9 million expenses, respectively, included within the Impairment of long-lived assets, restructuring and other, net on the consolidated statements of comprehensive income (loss).

In 2025, the $3.1 million expenses included decommissioning, restoration and other related costs of approximately $3.2 million, employee termination costs of approximately $1.0 million, offset by certain credit of approximately $1.1 million related to the Richmond Hill facility.

In 2024, the net gain of $6.0 million, included capital gain of approximately $7.4 million related to the sale of a portion of the undeveloped land associated with the Richmond Hill facility, offset by decommissioning and restoration costs of approximately $1.4 million.

In 2023, the $2.9 million expenses, included employee termination costs of approximately $1.0 million, and decommissioning and restoration costs of approximately $1.9 million.

As of December 31, 2025 and 2024, approximately $4.0 and $1.5 million, respectively, recorded under accrued expenses and other liabilities.

Impact of recently issued accounting standards
aa.	Impact of recently issued accounting standards:

Recently issued accounting standards and adopted by the Company:

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company adopted ASU 2023-09 for the year ended December 31, 2025, and applied the new disclosure requirements prospectively to the current annual period. Prior period disclosures have not been adjusted to reflect the new disclosure requirements. See Note 11.

Recently issued accounting standards and not yet adopted by the Company:

In July 2025, the FASB issued ASU 2025-05, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses for Accounts Receivable and Contract Assets, which provides a practical expedient when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under Topic 606, Revenue from Contracts with Customers. The practical expedient assumes that current conditions as of the balance sheet date do not change for the remaining life of the assets. The guidance is effective for the Company beginning January 1, 2026, with early adoption permitted. The Company is currently evaluating the impact on its consolidated financial statement.

In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities. The update provides recognition, measurement, presentation, and disclosure requirements for government grants, including guidance for grants related to an asset and grants related to income. The amendments introduced two permitted approaches for asset-related grants: a deferred income approach or a cost accumulation approach. The guidance is effective for the Company beginning January 1, 2029, with early adoption permitted. The Company is currently evaluating the impact on its consolidated financial statement.